UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported)  June 13, 2006

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

Build-A-Bear Workshop, Inc. (the “Company”) has prepared a slide presentation for use in connection with an investor conference and meetings held on June 13, 2006. The presentation includes, among other things, information regarding Company background, growth strategies, store economic model, strategic initiatives, including the U.K. acquisition and Ohio distribution center, and marketing and brand building programs. A copy of the investor presentation is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the investor presentation contained herein is qualified in its entirety by the full text of such exhibit.

The investor presentation will also be posted on the Company’s investor relations website located at http://ir.buildabear.com in the Presentations section, although the Company reserves the right to discontinue its availability at any time.

The information in the investor presentation may only be accurate as of the date hereof and is subject to change. The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.

On June 13, 2006, the Company issued a press release announcing its presentation at the investor conference. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein. This description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Investor Presentation dated June 13, 2006

99.2	Press Release dated June 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: June 13, 2006	By:	/s/ Tina Klocke
Name: Tina Klocke Title: Chief Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Presentation dated June 13, 2006

99.2	Press Release dated June 13, 2006

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